EXHIBIT 32.1

Certification of Principal Executive Officer

and Principal Financial Officer

I, Frederick Pevow, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the quarterly report on Form 10-Q of Gateway Energy Corporation for the quarterly period ending June 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o (d)) and that information contained in such report fairly represents, in all material respects, the financial condition and results of operations of Gateway Energy Corporation.

Date:  August 16, 2013                                              /s/ Frederick M. Pevow

                                                                                          Frederick M. Pevow

                                                                                          President and Chief Executive Officer

                                                                                          (Principal Executive Officer and Principal Financial Officer)